                                                                    Exhibit 23.2


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The Board of Directors
Focus Media Holding Limited


We consent to the use of our report incorporated by reference herein and to the reference to our firm under the heading "Experts" in the prospectus.


KPMG
Hong Kong, China
September 18, 2006